SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                           [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT        [ ]

CHECK THE APPROPRIATE BOX:

[X] PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)
    (2))
[ ] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                             AMERICAN JEWELRY CORP.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] NO FEE REQUIRED
[ ] FEE COMPUTED ON TABLE BELOW PER  EXCHANGE  ACT RULES  14A-6(I)(1)  AND 0-11.


(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION  COMPUTED  PURSUANT
     TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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(5)  TOTAL FEE PAID:

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[ ] FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE  ACT RULE
    0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

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(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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(3)  FILING PARTY:

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(4)  DATE FILED:

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


                             AMERICAN JEWELRY CORP.
                              131 WEST 35TH STREET
                            NEW YORK, NEW YORK 10001

                    ----------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2001

                     ---------------------------------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of AMERICAN JEWELRY CORP., a Delaware corporation (the "Company"), will be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, New York, 10174, on Tuesday, April 30, 2001, 10:00 A.M., to consider and act upon the following:

         1. The approval of an amendment to the Company's Certificate of Incorporation in order to effect a reverse stock split pursuant to which the Company's outstanding shares of Common Stock would be exchanged for new shares of common stock in an exchange ratio to be approved by the Board of Directors, ranging from one (1) newly issued share for each two hundred fifty (250) outstanding shares to one (1) newly issued share for each three hundred (300) outstanding shares; and

         2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Only stockholders of record of the Common Stock, $.001 par value, and the Series A Preferred Stock, $.001 par value, of the Company at the close of business on April 4, 2001 are entitled to receive notice of and to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

Dated: April 12, 2001
                                              By Order of the Board of Directors

                                              GEORGE WEISZ
                                              Secretary

                                    IMPORTANT
                                    ---------

         THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

                             AMERICAN JEWELRY CORP.
                              131 WEST 35TH STREET
                            NEW YORK, NEW YORK 10001

                    ----------------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2001

                    ----------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AMERICAN JEWELRY CORP., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, New York 10174 on Tuesday, April 30, 2001 at 10:00 A.M., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders and in this Proxy Statement.

         The principal executive offices of the Company are located at 131 West 35th Street, New York, New York 10174. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is April 12, 2001.

         A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposal and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

         Stockholders of record as of the close of business on April 4, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were ______ outstanding shares of Common Stock, $.001 par value ("Common Stock"), and 200,000 outstanding shares of Series A Preferred Stock, $.001 par value ("Preferred Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Preferred Stock are entitled to an aggregate of ______ votes, representing 54% of the aggregates shares entitled to vote. By virtue of their holdings of Preferred Stock, officers and directors of the Company will be able to pass the proposal being submitted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote, is necessary to constitute a quorum at the Meeting.

                                VOTING PROCEDURES

         The approval of the reverse stock split requires the affirmative vote of a majority of the shares entitled to vote at the Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares are present in person or represented by proxy at the Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of March 27, 2001, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns any shares, and by all officers and directors as a group. This table includes the shares of Series A Preferred Stock, which have the right in the aggregate to cast 54% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.

     Name and Address           Number of shares of
     of Beneficial                 Percentage of             Number of shares                   Percentage of
         Owner                 Common Stock Owned (1)   of Series A Preferred Owned             Voting Rights
---------------------------    ----------------------   ----------------------------            -------------
Isaac Nussen                        5,000,000                 100,000                                27.7%
131 West 35th Street
New York, NY 10001

George Weisz                        5,000,000                 100,000                                27.7%
131 West 35th Street
New York, NY 10001

Eric Rothschild                          -0-                    -0-                                       *
131 West 35th Street
New York, NY 10001

Israel Braun                        120,000                     -0-                                       *
131 West 35th Street
New York, NY 10001

All officers and
directors as a
group (4 persons)                   10,120,000                200,000                                ___%


*        Represents less than 1%.
(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

                                  PROPOSAL 1
                            AMENDMENT TO CERTIFICATE
                          OF INCORPORATION TO AUTHORIZE
                              A REVERSE STOCK SPLIT
                          OF THE COMPANY'S COMMON STOCK

General
-------

         The Company's Board of Directors has unanimously adopted resolutions proposing, declaring advisable and recommending that the stockholders of the Company authorize an amendment to the Company's Certificate of Incorporation (the "Amendment") to effect a reverse stock split (the "Reverse Split") and to provide for the issuance of one whole share in lieu of fractional shares otherwise issuable in connection with the Reverse Split. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of the Common Stock.

         If the Reverse Split is approved, the Board of Directors will have the authority, without further stockholder approval, to effect the Reverse Split, pursuant to which each of the Company's presently outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock in an exchange ratio to be approved by the Board of Directors, ranging from one (1) New Share for each two hundred and fifty (250) Old Shares to one (1) New Share for each three hundred (300) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number". The Reverse Split will be effected simultaneously for all Common Stock and the Exchange Number will be the same for all Common Stock..

        In addition, the Board of Directors will also have the authority to determine the exact timing of the Reverse Split, which may be at any time on or prior to June 30, 2001, without further stockholder approval. The timing and the Exchange Number will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to meet the listing requirements for inclusion on the Nasdaq Small Cap Stock Market ("Nasdaq") or the American Stock Exchange ("AMEX") and other intended benefits of the Reverse Split to stockholders and the Company. See the information below under the caption "Purpose of the Reverse Split." The text of the proposed Amendment is set forth on Exhibit A to this Proxy Statement.

        The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Split, if, at any time prior to filing the Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Company's Common Stock, business and transactional developments and the Company's actual and projected financial performance.

        Except for changes due to the issuance of one whole additional share in lieu of fractional shares, the Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Purposes of the Reverse Split
-----------------------------

        The Company's Common Stock is quoted on NASD Over The Counter Bulletin Board (the "OTCBB"). The Company desires to be listed on Nasdaq or AMEX. In order for Common Stock to initially be listed on Nasdaq or AMEX, the Company and the Common Stock are required to meet certain eligibility requirements established by both the Nasdaq and AMEX stock exchanges.

          Under Nasdaq's initial listing requirements, among other things, the Company is required to meet a minimum bid price of at least $4.00 per share, to have public float in the amount of 1,000,000 shares and must satisfy any of the following: net tangible assets totaling at least $4,000,000, market capitalization totaling $50,000,000 or net income in the latest fiscal year or two of the last three fiscal year totaling $750,000. Once listed on Nasdaq, the Company will be required to satisfy Nasdaq's listing maintenance standards.

        Under the AMEX listing guidelines for U.S. Companies the Company can meet the AMEX listing by satisfying requirements under either the Regular
Financial Guidelines or Alternate Financial Guidelines and Distribution Guidelines as provided by AMEX. Under the Regular Financial Guidelines, among other things, the Company must have pre-tax income of at least $750,000 in the latest fiscal year or two of the most recent three fiscal years, it must meet the minimum bid price of $3.00 per share and the market value of its public float must be at least $3,000,000. Under the Alternate Financial Guidelines, among other things, the Company does not have to meet a minimum pre-tax income, it must have a minimum bid price of $3.00 per share, the market value of its public float must be at least $15,000,000 and it must have an operating history of at least three years.

        The principal purpose of the Reverse Split Proposal is to increase the market price of the Company's Common Stock to approach the Nasdaq or AMEX minimum bid requirement. While there can be no assurance that after effectuating the Reverse Split, the Company's stock price will increase to meet the minimum bid price or other requirements of Nasdaq or AMEX for inclusion for trading on either of their stock exchanges or maintain such price, the Company intends to be in compliance with those requirements.

        Giving the Board authority to implement the Reverse Split will avoid the need to call a special meeting of, or seek consents from, stockholders under time constraints to authorize a reverse split should it become necessary in order to seek to meet Nasdaq's or AMEX's initial listing criteria. The Company also believes that establishing its Common Stock on Nasdaq or AMEX may provide the Company with a broader market for its Common Stock and facilitate the use of the Common Stock in financing and other transactions in which the Company may engage.

Certain Effects of the Reverse Split
------------------------------------

        The following table illustrates the principal effects of the Reverse Split on the Company's Common Stock:

                                        Prior to the            Subsequent to
Number of Shares                        Reverse Split          250-for-1 Split
----------------                        -------------          ---------------
Authorized                              350,000,000             350,000,000

Outstanding(1)                          340,447,387               1,361,790

Available for Future Issuance             9,552,613             348,638,210

-----------------

(1) Gives effect to the Reverse Split as if it occurred on the Record Date, subject to adjustment resulting from the issuance of whole shares in lieu of fractional shares.

        Stockholders should recognize that if the Reverse Split is effectuated they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the Amendment divided by the Exchange Number, after adjustment for fractional shares, as described below). While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in the permanent increase in the market price (which is dependent upon many factors, including, but not limited to, the Company's performance and prospects). Also, should the market price of the Common Stock decline, the percentage decline may be greater than would pertain in the absence of a Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. There can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates
------------------------------------------------------------------------

        If the Amendment is approved by the Company's stockholders, and if the Board of Directors still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate Exchange Number and the appropriate effective time for the Reverse Split. The Board may delay effecting the Reverse Split until June 30, 2001 without resoliciting such stockholder approval. The Reverse Split will become effective on the date of filing the Amendment (the "Effective Date"). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

        Promptly after the Effective Date, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. The Company's transfer agent, Florida Atlantic Stock Transfer and Trust, will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Fractional Shares
-----------------

        No scrip or fractional certificates will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the Exchange Number, will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to the issuance of one whole additional share for the fractional share the stockholder would have otherwise received.

No Dissenter's Rights
---------------------

        Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed Amendment.

Federal Income Tax Consequences of the Reverse Split
----------------------------------------------------

        The following is a summary of certain material federal income tax consequences of the Reverse Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN
                   -------------------------------------------------------------
TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.
------------------------------------------------------------------

        No gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

Required Vote
-------------

         The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the Amendment will be required to approve the Amendment. The Board of Directors unanimously recommends that stockholders vote FOR this proposal.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

         Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2001 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before July 24, 2001.

         Stockholders of the Company wishing to include proposals in the proxy material for the 2001 Annual Meeting of the Stockholders must submit the same in writing so as to be received by the Secretary of the Company on or before May 10, 2001. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER MATTERS

         The Board of Directors does not intend to bring before the Special Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions dealing with the conduct of the Special Meeting.

                                              By Order of the Board of Directors

                                                             GEORGE WEISZ
                                                             Secretary

Dated: April 12, 2001

                                      PROXY
                                      -----

                             THIS PROXY IS SOLICITED

                       ON BEHALF OF THE BOARD OF DIRECTORS

                             AMERICAN JEWELRY CORP.
                              131 WEST 35TH STREET
                            NEW YORK, NEW YORK 10001

         The undersigned hereby appoints Isaac Nussen and George Weisz as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of American Jewelry Corp. held of record by the undersigned on April 4, 2001 at the Special Meeting of Stockholders to be held on April 30, 2001 or any adjournment thereof.

1. Proposal to amend the Company's Certificate of Incorporation to authorize a reverse stock split of the Company's Common Stock.

                       FOR  |_|   AGAINST  |_|   ABSTAIN  |_|


The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal 1 in accordance with their discretion on such other matters as may properly come before the meeting.

                                              Dated ______________________, 2001

                                              ----------------------------------
                                              ----------------------------------
                                                          Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title. If a partnership, please sign in partnership name by authorized person.)

                                                                       EXHIBIT A

                     PROPOSED TEXT OF AMENDMENT OF RESTATED
                          CERTIFICATE OF INCORPORATION

The restated certificate of incorporation of the Corporation, as amended to date, is to be further amended by adding the following paragraph immediately after the present first paragraph of ARTICLE FOURTH thereof:

                  "Effective upon the filing of this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation, each ____ shares of Common Stock, $.001 par value per share, of the Corporation then issued and outstanding or held in the treasury of the Corporation automatically shall be combined into ___ shares of Common Stock of the Corporation. There shall be no fractional shares issued. Each holder of shares of Common Stock who otherwise would be entitled to receive a fractional share shall be entitled to receive one whole additional share for the fractional share the stockholder would have otherwise received."